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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 11, 1999
                                                        -------------------


                           PALATIN TECHNOLOGIES, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                      0-22686                        95-4078884
-----------------               -----------                -------------------
(State or other                 (Commission                    (IRS Employer
  jurisdiction                  File Number)                Identification No.)
of incorporation)



   214 Carnegie Center, Suite 100, Princeton, New Jersey       08540
  -------------------------------------------------------   ----------
        (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code (609) 520-1911

                                 Not Applicable
               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

     On November 12, 1999, we announced that the boards of directors of both Palatin and Molecular Biosystems, Inc. have approved a definitive agreement to merge the two companies. We are filing our press release concerning the merger agreement, and the merger agreement dated as November 11, 1999, as exhibits to this report.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          c)   Exhibits

               99.1 Press release dated November 12, 1999 concerning the merger agreement with Molecular Biosystems, Inc.

               99.2 Agreement and Plan of Merger dated as of November 11, 1999, by and among Palatin Technologies, Inc., Evergreen Merger Corporation and Molecular Biosystems, Inc.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PALATIN TECHNOLOGIES, INC.

                                        By    /s/ Stephen T. Wills
                                           ---------------------------
                                           Name:  Stephen T. Wills
                                           Title: Vice President and
                                                  Chief Financial Officer
Date: November 29, 1999



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                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   ------------------------

99.1 Press release dated November 12, 1999 concerning merger agreement with Molecular Biosystems, Inc.

99.2 Agreement and Plan of Merger dated as of November 11, 1999, by and among Palatin Technologies, Inc., Evergreen Merger Corporation and Molecular Biosystems, Inc.



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